CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2010

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 2010 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative net assets are as follows:

	Mar. 31, 2010	Dec. 31, 2009	Mar. 31, 2009
Net assets	$536,911,996	$504,029,743	$358,075,258
Net assets per share of Common Stock	$23.83	$22.32	$16.05
Shares of Common Stock outstanding	22,528,016	22,585,259	22,303,213

     Comparative operating results are as follows:

	Three months ended March 31,
	2010		2009
Net investment income	$4,932,174		$3,320,455
Per share of Common Stock	.22	*	.15 *
Net realized gain (loss) on sale of investments	576,187		(1,815,436)
Increase (decrease) in net unrealized appreciation of investments	28,388,445		(40,470,721)
Increase (decrease) in net assets resulting from operations	33,896,806		(38,965,702)

*	Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 10, 2010, the stockholders elected six directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2010. At the Board of Directors meeting on the same day, Wilmot H. Kidd, President of the Corporation, was elected Chairman of the Board of Directors and Jay R. Inglis was elected Lead Independent Director.

     In the quarter ended March 31, 2010, the Corporation repurchased 57,243 shares of its Common Stock at an average price per share of $17.72. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

     Charles N. Edgerton, Vice President and Treasurer of the Corporation, is retiring at the end of April 2010 after 35 years with Central. During this period of major financial and technological change, he has “worn many hats”; he oversaw the development of Central’s financial and computer systems and, in addition, was instrumental in the investment process of the Corporation. We will miss his wise judgment and counsel.

     Lawrence P. Vogel, who joined Central in November 2009, will assume Charles’ responsibilities as Vice President and Treasurer upon Charles’ retirement. Lawrence has extensive experience in the investment company industry.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION WILMOT H. KIDD, President

April 21, 2010

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2010
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2010
Analog Devices, Inc.	130,000		500,000
CEVA, Inc.	76,900		500,000
Dover Corporation		10,000	390,000
Home Federal Bancorp, Inc.	12,000		237,700
JPMorgan Chase & Co.	100,000		100,000
McMoRan Exploration Corporation		10,000	660,000
Murphy Oil Corporation		10,000	290,000
NewStar Financial, Inc.	160,100		310,100
RadiSys Corporation	184,800		1,184,800

TEN LARGEST INVESTMENTS
March 31, 2010
(unaudited)

	Cost (mil.)	Value (mil.)	Percent of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$2.2	$161.0	30.0%	1982
Agilent Technologies, Inc.	21.9	31.6	5.9	2005
Coherent, Inc.	22.9	26.6	4.9	2007
Brady Corporation	2.3	23.3	4.3	1984
The Bank of New York Mellon Corporation	12.2	20.8	3.9	1993
Convergys Corporation	24.8	20.8	3.9	1998
Dover Corporation	12.6	18.2	3.4	2003
Intel Corporation	2.3	18.1	3.4	1986
Murphy Oil Corporation	1.1	16.3	3.0	1974
Analog Devices, Inc.	4.2	14.4	2.7	1987

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Jay R. Inglis, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Charles N. Edgerton, Vice President and Treasurer
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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